Exhibit 99.1

JOHNSON & JOHNSON REPORTS 2021 FOURTH-QUARTER AND FULL YEAR RESULTS:
•2021 Fourth-Quarter Sales of $24.8 Billion reflecting growth of 10.4%, operational sales growth of 11.6%*, and adjusted operational sales growth of 12.3%*

•2021 Full-Year Sales of $93.8 Billion reflecting growth of 13.6%, operational sales growth of 12.2%*, and adjusted operational sales growth of 12.8%*

•2021 Fourth-Quarter EPS of $1.77 increased 172.3%; adjusted EPS of $2.13 increased 14.5%*

•2021 Full-Year EPS of $7.81 increased 41.7%; adjusted EPS of $9.80 increased 22.0%*

•Company guides 2022 adjusted operational sales growth of 7.7%* and adjusted operational EPS growth of 9.2%*

New Brunswick, N.J. (January 25, 2022) – Johnson & Johnson (NYSE: JNJ) today announced results for fourth-quarter and full year 2021. “Our 2021 performance reflects continued strength across all segments of our business. Guided by Our Credo, I am honored to assume the role of CEO, leading our global teams in continuing our work to deliver life-changing solutions to consumers, patients, and health care providers” said Joaquin Duato, Chief Executive Officer. “Given our strong results, financial profile, and innovative pipeline we are well positioned for success in 2022 and beyond.”

OVERALL FINANCIAL RESULTS:

REGIONAL SALES RESULTS:

SEGMENT SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items
Note: values may have been rounded

FULL-YEAR 2021 SEGMENT COMMENTARY:

Consumer Health
Consumer Health worldwide adjusted operational sales increased 3.8%* primarily driven by over-the-counter (OTC) products including TYLENOL analgesics and digestive health, in addition to NEUTROGENA and AVEENO products in Skin Health / Beauty primarily due to COVID-19 market recovery. The growth was partially offset by external supply constraints mainly impacting Skin Health / Beauty.

Pharmaceutical
Pharmaceutical worldwide adjusted operational sales grew 13.6%* driven by DARZALEX (daratumumab), a biologic for the treatment of multiple myeloma, STELARA (ustekinumab), a biologic for the treatment of a number of immune-mediated inflammatory diseases, TREMFYA (guselkumab), a biologic for the treatment of adults living with moderate to severe plaque psoriasis, and for adults with active psoriatic arthritis, ERLEADA (apalutamide), a next-generation androgen receptor inhibitor for the treatment of patients with prostate cancer, and INVEGA SUSTENNA/XEPLION/INVEGA TRINZA/TREVICTA (paliperidone palmitate), long-acting, injectable atypical antipsychotics for the treatment of schizophrenia in adults. Also contributing to growth were sales of the Janssen COVID-19 Vaccine (Ad26.COV2.S) for the treatment of the SARS-CoV-2 virus. This growth was partially offset by declines in U.S. sales of REMICADE (infliximab), a biologic approved for the treatment of a number of immune-mediated inflammatory diseases.

Medical Devices
Medical Devices worldwide adjusted operational sales grew 16.8%*, driven primarily by the market recovery from COVID-19 impacts and the associated deferral of medical procedures in the prior year across all of our businesses including Surgery, Interventional Solutions, Vision and Orthopaedics.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases available online in the Investors section of the Company’s website at news releases, as well as
www.factsabouttalc.com, www.factsaboutourprescriptionopioids.com, and www.LTLManagementInformation.com

Regulatory Decisions	European Commission Approves BYANNLI® (6-monthly Paliperidone Palmitate; PP6M) for the Maintenance Treatment of Schizophrenia in Adults	(press release)
	U.S. FDA Approves DARZALEX FASPRO® (daratumumab and hyaluronidase-fihj) in Combination with Carfilzomib and Dexamethasone for Patients with Multiple Myeloma After First or Subsequent Relapse	(press release)
Janssen EMEA Receives Conditional Marketing Authorisation for RYBREVANT®
	(amivantamab), the First Treatment Approved for Patients with Advanced NonSmall Cell Lung Cancer (NSCLC) with EGFR Exon 20 Insertion Mutations After Failure of Platinum-Based Therapy	(press release)
	Johnson & Johnson COVID-19 Vaccine Booster Shot Authorized for Emergency Use by U.S. FDA	(press release)
	World Health Organization Strategic Advisory Group of Experts (SAGE) Interim Recommendation Supports Use of Johnson & Johnson COVID-19 Vaccine as a Booster	(press release)
	Johnson & Johnson Announces Positive CHMP Opinion for a Booster Shot of its COVID-19 Vaccine	(press release)
	FDA Approves Two New Indications for XARELTO® (rivaroxaban) to Help Prevent and Treat Blood Clots in Pediatric Patients	(press release)
	U.S. FDA Approves New MENTOR® MemoryGel BOOST™ Breast Implant[1]	(press release)
Regulatory Submissions	Janssen Seeks Approval of IMBRUVICA® (ibrutinib) in a Fixed-Duration Regimen for Patients with Untreated Chronic Lymphocytic Leukaemia (CLL) (EU)	(press release)
	Janssen Submits Biologics License Application to U.S. FDA Seeking Approval of Teclistamab for the Treatment of Patients with Relapsed or Refractory Multiple Myeloma	(press release)
Other	Johnson & Johnson Announces Plans to Accelerate Innovation, Serve Patients and Consumers, and Unlock Value through Intent to Separate Consumer Health Business	(press release)
	Johnson & Johnson Appoints Senior Leaders to Executive Committee	(press release)
	Johnson & Johnson announces significant progress towards its climate goals – 100% renewable electricity for all sites in the United States, Canada and Europe by 2023	(press release)
	Johnson & Johnson Medical Devices Companies Announces Strategic Partnership with Microsoft to Further Enable its Digital Surgery Solutions[1]	(press release)
	Johnson & Johnson COVID-19 Booster, Administered Six Months After Two-Dose Regimen of BNT162b2, Shows Substantial Increase in Antibody and T-cell Responses	(press release)
	Johnson & Johnson Enters into Agreement to Provide its Single-Shot COVID-19 Vaccine for the World’s Most Vulnerable People through Novel Humanitarian Buffer	(press release)
	Johnson & Johnson COVID-19 Vaccine Demonstrates 85 Percent Effectiveness against Hospitalization in South Africa when Omicron was Dominant	(press release)
. 1 Subsequent to the quarter

FULL-YEAR 2022 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	January 2022 (ex. COVID Vx)	January 2022 (COVID Vx)	January 2022 (incl. COVID Vx)
Adjusted Operational Sales[1,2] Change vs. Prior Year	6.5% – 7.5%		7.0% – 8.5%
Operational Sales[2] Change vs. Prior Year	$97.3B – $98.3B 6.5% – 7.5%	$3.0B - $3.5B	$100.3B – $101.8B 7.0% – 8.5%
Estimated Reported Sales[3] Change vs. Prior Year	$95.9B - $96.9B 5.0% – 6.0%	$3.0B - $3.5B	$98.9B - $100.4B 5.5% – 7.0%

Adjusted Operational EPS (Diluted)[2,4] Change vs. Prior Year			$10.60 - $10.80 8.2% – 10.2%
Adjusted EPS (Diluted)[3,4] Change vs. Prior Year			$10.40 - $10.60 6.1% – 8.2%

     1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
     2 Non-GAAP financial measure; excludes the impact of translational currency
     3 Calculated using Euro Average Rate: January 2022 = $1.14 (Illustrative purposes only)
     4 Non-GAAP financial measure; excludes intangible amortization expense and special items
     Note: % may have been rounded

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the Company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 130 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest and most broadly-based health care company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
* "Operational sales growth" excluding the impact of translational currency, "adjusted operational sales growth" excluding the net impact of acquisitions and divestitures and translational currency, as well as "adjusted net earnings", "adjusted diluted earnings per share" and "adjusted operational diluted earnings per share" excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the Company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the Company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position, business strategy, and the anticipated separation of the company’s Consumer Health business. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: risks related to the impact of the COVID-19 global pandemic, such as the scope and duration of the outbreak, government actions and restrictive measures implemented in response, material delays and cancellations of medical procedures, supply chain disruptions and other impacts to the business, or on the company’s ability to execute business continuity plans, as a result of the COVID-19 pandemic; economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; the company’s ability to satisfy the necessary conditions to consummate the separation of the company’s Consumer Health business on a timely basis or at all; the company’s ability to successfully separate the company’s Consumer Health business and realize the anticipated benefits from the separation; and the New Consumer Health Company’s ability to succeed as a standalone publicly traded company. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson's Annual Report on Form 10-K for the fiscal year ended January 3, 2021 including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in the company’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:	Investor Contacts:
Lindsay Hymson	Jessica Moore	Sarah Wood
(516) 524-1757	(732) 524-2955	(732) 524-2617